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                                                               EXHIBIT 10.66

                  SECURITY, PLEDGE AND HYPOTHECATION AGREEMENT

THIS AGREEMENT is made and entered into this _____ day of March, 1993, by and between PCG OF THE FLORIDA KEYS, INC. a Nevada corporation ("Secured Party") and RICHARD D. SILVA ("Debtor")

WHEREAS, Debtor has this day sold Secured Party forty-nine (49) shares of stock of WKKB, Inc., and has further granted Secured Party option whereby Secured Party can resell said forty-nine (49) shares of stock back to Debtor, pursuant to terms and conditions set forth in a Put Option Agreement between the parties of even date herewith; and

WHEREAS, in order to induce Secured Party to acquire said shares, Debtor has agreed to grant Secured Party a security interest in certain stock as provided hereinafter to secure Debtor's obligation to repurchase said shares pursuant to the Put Option Agreement.

NOW, THEREFORE, WITNESSETH that in consideration of the mutual promises and covenants hereinafter stipulated, and good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows.

1. In consideration of Secured Party's agreement to acquire forty-nine (49) shares of stock of WKKB, Inc. from Debtor, and other good and valuable consideration granted by Secured Party to Debtor and Guarantor, Debtor has granted Secured Party an option to resell said shares to Debtor for the sum of Twenty Thousand Dollars ($20,000), and to secure said obligation of Debtor to repurchase said shares, Debtor hereby pledges, hypothecates and assigns to Secured Party, and grants Secured Party a continuing security interest in the following described stock:

        Fifty-one (51) shares of common stock of WKKB, Inc., owned by Debtor, as evidenced by certificate no. 1,

together with any and all substitutions, replacements and proceeds thereof, including, without limitation, any stock rights, stock dividends, cash or property dividends, liquidating dividends, new securities and other property to which Debtor may become entitled by reason of ownership of the property described above and which, if received by Debtor, shall be held in trust and forthwith delivered to Secured Party to be held hereunder. Debtor hereby agrees to execute a stock power in the name of Secured Party for the stock described hereinabove, and to deliver the above-described stock certificate and stock power to Secured Party upon the execution hereof for Secured Party to hold as collateral hereunder.

2. Secured Party is hereby authorized by Debtor, in the event of default under the terms of this Agreement or the Note secured hereby, without prior notice to Debtor, to cause the property pledged hereunder (or any part thereof) to be transferred to and registered in the name of Secured Party, or in the name of any other person or entity designated by Secured Party, and to notify any persons or entities who may be obligated on the property pledged hereunder to thereafter make any payments required thereunder to Secured Party. Secured Party shall have the right to deliver all or any part of the property pledged hereunder to any other person or entity, whereupon such transferee shall become vested with all of Secured Party's rights and powers hereunder, and Secured Party shall thereafter forever be fully released and discharged from any liability or responsibility hereunder or by reason of such transfer.

3. Debtor represents and warrants that he is the legal and beneficial owner of the property pledged hereunder; that such property represents fifty-one percent (51%) of the issued and outstanding capital stock of WKKB, Inc., and that the total authorized capital stock of WKKB, Inc. consists of one hundred
(100) shares of common stock; that said property was validly issued, is fully paid and is nonassessable; that said property is not encumbered nor subject to restrictions on transfer or sale or other disposition in any manner whatsoever (other than pursuant to applicable securities laws); that Debtor is fully authorized and empowered to grant a security interest in said property and to transfer the property as provided hereunder; and that no action will be taken to cause the property pledged hereunder to constitute less than fifty-one percent (51%) of the capital stock of WKKB, Inc. nor to restrict or adversely affect Secured Party's rights to obtain ownership of said property as provided for hereunder.

4. Debtor assumes full responsibility for the preservation of his interest in the property pledged hereunder, including taking all steps necessary to preserve his or Secured Party's rights therein. Secured Party shall have no responsibility or liability for the loss, deterioration in value or destruction of all or any of such property, whether by reason of market conditions, passage of time or otherwise.
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5.   Upon default by Debtor in the payment or performance of any of the terms and obligations of the Put Option Agreement or this Agreement, Secured Party shall have the right to declare any and all amounts due and owing by Debtor to Secured Party to be immediately due and payable in full, and shall have the right to take and possess the property pledged hereunder as its own, and shall have all other rights and remedies provided by law (including those of a secured party under the Uniform Commercial Code). Secured Party may sell the property pledged hereunder to satisfy the indebtedness of Debtor, or may retain the property pledged hereunder in its own name and for its own use for such purpose, or any combination of the foregoing as Secured Party determines in its sole discretion. In the event Secured Party retains all or a portion of the property pledged hereunder as its own in satisfaction of part or all of the indebtedness of Debtor, Secured Party shall have no obligation to Debtor by reason of the value of the property pledged hereunder exceeding the amount of the indebtedness due, and Debtor hereby expressly waives any and all rights he may have at common law or under the Uniform Commercial Code, or otherwise, for appraisal of the property pledged hereunder or for any return of any excess value of said property over the indebtedness due. Debtor hereby consents to and covenants that the property pledged hereunder shall be deemed to be of equal or lesser value than the indebtedness owed by him, and that he shall be entitled to no further rights in said property should Secured Party elect to transfer title to said property to its own name as provided herein.

6. Debtor hereby expressly waives demand, presentment and notice of protest or dishonor, and consents to any extension, postponement or renewal of the indebtedness secured hereby, or to any substitutions, exchange or release of all or part of the security for said indebtedness, and to the release, discharge or suspension of any rights or remedies against any person who may be liable for the payment of said indebtedness, all without prior notice to Debtor. Any requirement of reasonable notice prior to the disposition or taking of any or all of the property pledged hereunder shall be met if Secured party sends such notice by first class mail to Debtor at the address shown below at least five (5) days prior to the date of any such sale, taking or other disposition, or other event giving rise to the required notice.

7. Secured Party shall not be required to pursue any other remedy nor to pursue any other party prior or as a condition to its enforcing its rights hereunder, it being understood that the pledge and security interest created hereby is primary, subject to no other condition, precedent or otherwise. Any failure or delay of Secured Party to exercise any right hereunder shall not be construed as a waiver of the right to exercise the same or any other right at any time.

8.   MISCELLANEOUS.

     (a) NOTICES. All necessary notices, demands and requests shall be deemed to have been fully given when deposited in the United States Mail, certified mail with postage prepaid, addressed as follows:

            If to Debtor:                      Richard D. Silva
                                               c/o Sombrero Marina
                                               35 Sombrero Boulevard
                                               Marathon, Florida  33050

            If to Secured Party:               PCG of the Florida Keys, Inc.
                                               3366 Riverside Drive
                                               Suite 200
                                               Columbus, Ohio  43221

      (b) MODIFICATIONS; WAIVER. A modification or waiver of any of the provisions of this Agreement shall be effective only if made in writing and executed with the same formality as this Agreement.

      (c) PARTIAL INVALIDITY. If any provision of this Agreement is held to be invalid or unenforceable, all other provisions shall nevertheless continue in full force and effect.

      (d) CONTROLLING LAW; SITUS. All matters affecting the interpretation of this Agreement an the rights of the parties hereto in relation to this Agreement shall be governed an controlled by the laws of the State of Ohio and any litigation involving this Agreement shall be instituted, tried and finally determined only in the Courts of Franklin County, Ohio.

      (e) SURVIVAL; BINDING EFFECT. It is agreed that all promises, agreements, covenants, warranties and representations of the parties hereto which are contained herein shall survive and continue in full force and effect after the execution hereof and until such time as all indebtedness owing hereunder is paid in full. It is further agreed that every provision of this Agreement shall be binding upon each of the parties and their respective heirs, executors, administrators, successors and assigns.
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      (f)   ENTIRE AGREEMENT.  This Agreement contains the entire understanding of the parties, and there are no representations, warranties, covenants or undertakings other than those expressly set forth herein.

      (g) COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.


IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representative on the day and year first set forth above.

                                      DEBTOR:


                                      _____________________________
                                      RICHARD D. SILVA


                                      SECURED PARTY:
                                      PCG OF THE FLORIDA KEYS, INC.



                                      by:__________________________
                                                              Title